[LOGO OF FEDERATED]
                                       World-Class Investment Manager



[PHOTO OF J. CHRISTOPHER DONAHUE]


J. Christopher Donahue
President
Federated Bond Fund

                                           President's Message

Dear Valued Shareholder:

Federated Bond Fund was created in 1987, and I am pleased to present its 13th Annual Report. As of October 31, 1999, this $1.1 billion fund held 135 corporate bonds and over 33% of these issues were rated A or better. The fund is attractive to investors desiring generous monthly income.

This report covers the 12-month reporting period from November 1, 1998 through October 31, 1999. It begins with an interview with the fund's portfolio manager, Joseph M. Balestrino, Senior Vice President of Federated Investment Management Company. Following his discussion, which details both the U.S. bond market and recent activity in the fund's portfolio, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

The fund's $1.1 billion in total net assets are invested in a combination of corporate and government bonds. On October 31, 1999, 63% of the portfolio was invested in corporate bonds for their yield advantage. In the past 12 months, the fund paid a total of over $73 million in dividends to shareholders, and the average duration of the fund's bond holdings was approximately 6 years.

Over the fund's 12 years of operation, fund managers have had to cope with many periods of widely fluctuating interest rates. In the current market environment, rates have risen and negatively affected all bond prices. The experience is not new, and it is not enjoyable. Fears of inflation in the strong U.S. economy seem to be well-addressed by Federal Reserve Board ("the Fed") Chairman Alan Greenspan, as his words do impact interest rates and bond prices.

In this difficult environment for bond prices, Federated Bond Fund delivered a flat total return, consistent with that of the market overall. A strong monthly income stream tempered the decline in net asset value. Individual share class total return performance for the 12-month reporting period, including income distributions, follows./1/

                        Total Return         Income            Net Asset Value Change
Class A Shares                 (0.35%)          $0.68          $9.82 to $9.11= (7%)
Class B Shares                 (1.11%)          $0.61          $9.83 to $9.12= (7%)
Class C Shares                 (1.11%)          $0.61          $9.83 to $9.12= (7%)
Class F Shares                 (0.35%)          $0.68          $9.83 to $9.12= (7%)

Thank you for participating in the diversified income opportunities of Federated Bond Fund. Remember, it is easy to increase your participation in the performance potential of a diversified bond portfolio by reinvesting your monthly earnings automatically in additional fund shares.

As always, we welcome your comments, questions and suggestions.

Sincerely,

/s/  J. Christopher Donahue

J. Christopher Donahue
President
December 15, 1999

/1/ Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (4.81%), (6.21%), (2.04%), and (2.28%), respectively.




[PHOTO OF JOSEPH M. BALESTRINO]


Joseph M. Balestrino
Senior Vice President
Federated Investment Management Company


Investment Review

What are your comments on the high-quality, fixed-income market environment during the past 12 months?

The bond market completely reversed course in the first half of the reporting period as the interest rate trend turned upward. The global financial crises from July to October 1998 had indeed created a massive "flight to quality," as investors sought the safety of U.S. Treasury securities in an attempt to lessen the impact of falling stock markets around the world. As a result, domestic interest rates fell to the lowest levels in many years. From November 1998 through April 1999, there was much improvement in global economic conditions and associated stock market levels, in part due to over 100 instances of central banks reducing interest rates and increasing global liquidity. In this environment, domestic interest rates rose, and the higher yielding bond sectors (emerging markets, corporates and mortgages) outperformed pure U.S. Treasuries.

The second half of the 12-month reporting period, which began in May 1999, saw a continuation of a robust U.S. economy and a higher interest rate pattern. Corporate earnings announcements for the first quarter, that were released early in the second quarter, showed significant increases relative to levels of a year ago, both in terms of sales volumes and profit margin/productivity measures.

Overall domestic consumer demand indicators pointed toward an economic environment which would continue in a growth mode. Additionally, the manufacturing sector was a surprise on the upside, as evidenced by the monthly National Association of Purchasing Managers Index, which consistently exceeded expectations.

The latter part of the year was a period of moderation relative to the first six months of 1999, both in terms of economic releases and the resulting impact on interest rate movements. Recall that the Fed had increased the Fed Funds Target Rate by 25 basis points at the end of the second quarter of 1999. An identical increase occurred midway through the third quarter of 1999. Given the overall magnitude of interest rate increases from January to June, along with the widely anticipated official rate hikes, the market reaction to the Fed's moves was largely nonexistent. Additionally, while the U.S. economy continued to exhibit widespread growth characteristics, the rate of growth was at a much slower pace, with increases in negative corporate earnings announcements. For the third quarter of 1999, the level of interest rates rose modestly for all maturity points from 1 year to 30 years.

  Taking the entire 12-month fiscal year period as a whole, interest rates rose significantly given the worldwide economic rebound. Thus, price declines occurred in the majority of the bond sectors.

How did the corporate bond market perform over this period?

As noted above, the past year represented a difficult environment for most fixed-income investors. The corporate bond market, in particular, did manage to relatively outperform comparable maturity U.S. Treasury securities, as the yield advantage of corporates versus Treasuries narrowed over the past year. However, price declines were experienced in virtually all corporate bond sectors--from the highest quality to the lower rated, high-yield corporate securities. In short, investors fared better in corporate bonds relative to U.S. Treasuries; however, absolute returns were slightly positive to slightly negative depending on specific portfolio composition.

How did Federated Bond Fund perform over the 12-month reporting period?

For the fiscal year ended October 31, 1999, the fund's Class A, B, C, and F Shares produced total returns of (0.35%), (1.11%), (1.11%), and (0.35%), respectively, based on net asset value./1/ These returns were generally comparable to the flat 0.21% total return of the average corporate bond fund as measured by the Lipper Corporate Debt Funds BBB Rated Average./2/

What adjustments did you make to the fund's duration and quality?

In terms of portfolio composition adjustments, the fund's management has focused less on duration and more on quality composition. The interest rate exposure of the fund has remained relatively constant, with a duration very near 6 years over the entire fiscal year period. On the average quality of portfolio composition, the fund has significantly shifted toward a higher yielding posture. As the financial crisis unfolded in the summer of 1998, the fund had already increased overall quality to the point that the lower rated, high-yield sector was in the 15%-20% range by October 1998. By October 31, 1999, the high-yield sector had been gradually increased to 27% of total fund assets./3/ With stronger economic growth and earnings expansion, the fund has continued adding to those lower rated, higher yielding areas, which may be in a position to benefit, with less emphasis placed on pure U.S. government securities.

The fund's income distributions remain an important source of cash flow to many shareholders. What were the fund's yields on October 31, 1999?

On October 31, 1999, the fund's distribution rate,/4/ based on net asset value, was 7.52% for Class A Shares (7.18% based on offering price) compared to the 10-year Treasury rate, which was 6.02% on that same day. The fund's distribution rates for Class B, C, and F Shares were 6.73%, 6.72%, and 7.51% (7.44% based on offering price for Class F Shares), respectively, based on net asset value. The fund's 30- day SEC yields on October 31, 1999 for Class A, B, C, and F Shares were 7.45% (7.11% based on offering price), 6.63%, 6.64%, and 7.42% (7.35% based on offering price), respectively./5/

/1/ Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (4.81%), (6.21%), (2.04%), and (2.28%), respectively.

/2/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.
/3/ Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.
/4/ The 30-day distribution rate reflects actual distributions made to shareholders. It is calculated by dividing the monthly annualized dividend plus short-term capital gains, if any, by the average 30-day offering price.

/5/ The 30-day Securities and Exchange Commission (SEC) yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized.

How were the fund's assets allocated according to bond quality and bond type as of October 31, 1999?

                                                Percentage
                                                    of
                                                Net Assets
AAA                                                   10.2%
AA                                                     5.0%
A                                                     20.5%
BBB                                                   31.1%
BB                                                     6.9%
B                                                      0.6%
NR                                                    23.5%


                                                Percentage
                                                    of
                                                Net Assets
Corporate Bonds                                       63.1%
U.S. Treasury Obligations                              5.2%
Municipal Securities                                   3.7%
Asset-Backed Securities                                1.5%
U.S. Government Agencies                               1.2%
Mutual Fund                                           22.1%
Preferred Stocks                                       1.0%

What were the fund's top 10 holdings as of October 31, 1999?

Name/Coupon/Maturity                               Percentage of
                                   Net Assets
U.S. Treasury Bond, 11.625% due 11/15/2004                   1.48%
U.S. Treasury Bond, 8.00% due 11/15/2021                     1.33%
U.S. Treasury Bond, 8.50% due 02/15/2020                     1.27%
FMR Corp., Deb, 7.57% due 06/15/2029                         1.20%
Continental Cablevision, Sr. Deb, 9.50%                      1.19%
 due 08/01/2013
Anixter International, Inc., Company                         1.12%
 Guarantee 8.00% due 09/15/2023
International Speedway, 7.875% due                           1.09%
 10/15/2004
Shopko Stores, Sr. Note 9.25% due                            1.07%
 03/15/2022
Inco, Ltd., Note 9.60% due 06/15/2022                        1.00%
Province of Quebec, Deb, Series NN,7.125%                    1.00%
 due 02/09/2024
 TOTAL                                                      11.75%

As we leave a difficult year for bonds, what is your outlook as we approach the year 2000?


Both domestic and foreign economies will enter the year 2000 on much stronger footing than 1999. This argues for a cautious outlook in the fixed-income markets. On the other hand, domestic interest rates have now risen steadily for over one year, providing comfort that a more stable environment may be in store for the year 2000. Additionally, consumer demand indicators, which fueled the economy over the first half of 1999, are clearly pointing to a slower growth environment. Included in such indicators are such visible signs as falling consumer confidence, auto sales and general retail sales activity. In summary, the fund's management maintains a neutral position on the direction of interest rates, feeling that the vast majority of rate increases may now be concluded. The fund will continue to emphasize the higher yielding bond sectors, where particular value may have yet to be realized.

Shareholder Meeting Results

A Special Meeting of Fund shareholders was held on November 30, 1999. On September 21, 1999, the record date for shareholders voting at the meeting, there were 116,042,714 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

1. Vote on Directors*

                                                                    Withheld
                                                  Abstentions and   Authority
                           For        Against     Broker Non-Votes  To Vote
John F. Cunningham      59,274,445                                  1,248,414
Charles F.              59,271,960                                  1,250,899
 Mansfield, Jr.
John S. Walsh           59,295,390                                  1,227,469

* The following Directors of the Fund continued their terms as Directors of the
 Fund: John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis, Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D., Marjorie P. Smuts, and J. Christopher Donahue.

2A. To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

                                    Withheld
                                Abstentions and        Authority
For             Against         Broker Non-Votes       To Vote
46,321,556      1,685,958       12,515,346

2B. To amend the Fund's fundamental investment policy regarding investments in real estate.

                                    Withheld
                                Abstentions and        Authority
For             Against         Broker Non-Votes       To Vote
45,993,662      2,064,066       12,465,132

2C. To amend the Fund's fundamental investment policy regarding investments in commodities.

                                    Withheld
                                Abstentions and        Authority
For             Against         Broker Non-Votes       To Vote
45,087,424      2,916,815               12,518,621

2D. To amend the Fund's fundamental investment policy regarding underwriting securities.

                                    Withheld
                               Abstentions and        Authority
For            Against         Broker Non-Votes       To Vote
46,053,051     1,917,472       12,552,337

2E. To amend the Fund's fundamental investment policy regarding lending assets.

                                    Withheld
                                Abstentions and        Authority
For             Against         Broker Non-Votes       To Vote
45,711,303      2,256,788       12,554,769

2F. To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments.

                                    Withheld
                               Abstentions and        Authority
For             Against        Broker Non-Votes       To Vote
46,398,227     1,604,174       12,520,459

2G. To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

                                    Withheld
                                Abstentions and        Authority
For             Against         Broker Non-Votes       To Vote
44,650,509      3,145,359       12,726,992

2H. To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

                                                        Withheld
                                 Abstentions and        Authority
For              Against         Broker Non-Votes       To Vote
44,941,499       2,995,635       12,585,726

3. To eliminate the Fund's fundamental investment policy on selling securities short.

                                    Withheld
                                Abstentions and        Authority
For             Against         Broker Non-Votes       To Vote
44,942,649      2,961,326       12,618,885

4A. To require the approval of a "1940 Act" majority of shareholders in the event of the sale or conveyance of the assets of the corporation to another corporation or trust, to the extent permitted under Maryland law.

                                    Withheld
                                Abstentions and        Authority
For             Against         Broker Non-Votes       To Vote
45,824,222      2,324,222               12,374,216

4B. To permit the Board of Directors to liquidate the assets of the corporation, or of a series or class, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval, to the extent permitted under Maryland law.

                                    Withheld
                               Abstentions and        Authority
For            Against         Broker Non-Votes       To Vote
43,312,551     4,848,974       12,361,335

Two Ways You May Seek to Invest for Success:

Initial Investment

If you had made an initial investment of $13,000 in the Class F Shares of Federated Bond Fund on 5/20/87, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $36,482 on 10/31/99. You would have earned an 8.64%/1/ average annual total return for the investment life span.

  One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding. As of 9/30/99, the Class A Shares' 1-year and since-inception (6/28/95) total returns were (6.68%) and 5.08%, respectively. Class B Shares' 1-year and since-inception (6/28/95) total returns were (8.07%) and 5.04%, respectively. Class C Shares' 1-year and since-inception (6/28/95) total returns were (3.87%) and 5.45%, respectively. Class F Shares' average annual 1-year, 5-year, and 10-year total returns were (4.09%), 7.51%, and 8.82%, respectively./2/



                             [Graphic representation omitted; see Appendix A.]



/1/ Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge and the 1.00% contingent deferred sales charge for Class F Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/ The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.


One Step At a Time

$1,000 initial investment and subsequent investments of $1,000 each year for 12 years (reinvesting all dividends and capital gains) grew to $22,653.

  With this approach, the key is consistency. If you had started investing $1,000 annually in the Class F Shares of Federated Bond Fund on 5/20/87, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $13,000 but your account would have reached a total value of $22,6531 by 10/31/99. You would have earned an average annual total return of 8.29%.

A practical investment plan helps you pursue a high level of income through corporate bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.



                             [Graphic representation omitted; see Appendix B.]


/1/ This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.


Hypothetical Investor Profile--
Investing for High Monthly Income

John and Joan Wicker are a fictional couple who, like many shareholders, look for high monthly income opportunities John is an attorney in his late forties with an established client base. Joan is a school teacher. Ten years ago, on October 31, 1989, the Wickers invested $20,000 in the Class F Shares of Federated Bond Fund.

As this chart shows, over 10 years, their original investment has grown to $48,119. This represents a 9.18%1 average annual total return. For John and Joan, that means extra money to supplement their savings towards their daughter's college tuition.


                             [Graphic representation omitted; see Appendix C.]


/1/ This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.


Federated Bond Fund-Class A Shares

Growth of A $10,000 Investment

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Bond Fund (Class A Shares) (the "Fund") from June 28, 1995 (start of performance) to October 31, 1999, compared to the Lehman Brothers Corporate Bond Index (LBCBI)/2/ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB)./3/

Average Annual Total Return/4/ for the Period Ended
October 31, 1999
1 Year                                                        (4.81%)
Start of Performance (6/28/95)                                 4.98%



                             [Graphic representation omitted; see Appendix D.]


Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

/1/ Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

/2/ The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

/3/ The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

/4/ Total return quoted reflects all applicable sales charges.

Federated Bond Fund-Class B Shares

Growth of A $10,000 Investment

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Bond Fund (Class B Shares) (the "Fund") from June 28, 1995 (start of performance) to October 31, 1999, compared to the Lehman Brothers Corporate Bond Index (LBCBI)/2/ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB)./3/

Average Annual Total Return4 for the Period Ended
October 31, 1999
1 Year                                                      (6.21%)
Start of Performance (6/28/95)                               4.92%


                             [Graphic representation omitted; see Appendix E.]


Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

/1/ Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

/2/ The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

/3/ The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

/4/ Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Bond Fund-Class C Shares

Growth of A $10,000 Investment

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Bond Fund (Class C Shares) (the "Fund") from June 28, 1995 (start of performance) to October 31, 1999, compared to the Lehman Brothers Corporate Bond Index (LBCBI)/2/ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB)./3/

Average Annual Total Return4 for the Period Ended
October 31, 1999
1 Year                                                      (2.04%)
Start of Performance (6/28/95)                               5.29%


                             [Graphic representation omitted; see Appendix F.]


Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

/1/ Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

/2/ The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

/3/ The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

/4/ Total return quoted reflects all applicable sales charges and contingent deferred sales charges.


Federated Bond Fund-Class F Shares

Growth of A $10,000 Investment

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated Bond Fund (Class F Shares) (the "Fund") from October 31, 1989 to October 31, 1999 compared to the Lehman Brothers Corporate Bond Index (LBCBI)/2/ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB)./3/

Average Annual Total Return4 for the Period Ended
October 31, 1999
1 Year                                                      (2.28%)
5 Year                                                       7.47%
10 Year                                                      9.18%
Start of Performance (5/20/87)                               8.64%


                             [Graphic representation omitted; see Appendix G.]


Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.


/1/ Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

/2/ The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.
/3/ The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

/4/ Total return quoted reflects all applicable sales charges and contingent deferred sales charges.


Portfolio of Investments

OCTOBER 31, 1999

Principal
Amount
Value
                      CORPORATE BONDS--63.1%
                      Aerospace & Defense--0.4%
$   2,250,000         McDonnell-Douglas Corp., Note, 9.40%, 10/15/2001
$     2,250,000
    1,000,000         Raytheon Co., 6.15%,
11/1/2008                                                                     905,410
    1,300,000         Raytheon Co., 7.00%,
11/1/2028                                                                   1,160,484

---------------

TOTAL                                                                                            4,315,894

---------------
                      Air Transportation--0.9%
      475,000         Continental Airlines, Inc., Pass Thru Cert., Series 1992-2C1, 7.73%,
3/15/2011                     454,466
    7,418,444         Continental Airlines, Inc., Pass Thru Cert., Series 1997-4B, 6.90%,
1/2/2017                     6,854,568
    1,995,000         Southwest Airlines Co., Deb., 7.375%,
3/1/2027                                                   1,935,110

---------------

TOTAL                                                                                            9,244,144

---------------
                      Automotive--2.8%
    8,275,000         Arvin Industries, Inc., 9.50%,
2/1/2027                                                          7,996,629
    6,850,000         Dana Corp., Note, 7.00%,
3/15/2028                                                               6,165,891
    2,000,000         General Motors Corp., Medium Term Note, 9.45%,
11/1/2011                                         2,333,600
    7,250,000         Hertz Corp., Sr. Note, 7.00%,
1/15/2028                                                          6,526,885
    8,000,000         Meritor Automotive, Inc., Note, 6.80%,
2/15/2009                                                 7,437,912

---------------

TOTAL                                                                                           30,460,917

---------------
                      Banking--6.0%
    4,750,000         ABN-AMRO Bank NV, Chicago, Sub. Deb., 7.30%,
12/1/2026                                           4,432,319
    5,250,000         Banco Santander SA, Bank Guarantee, 7.875%,
4/15/2005                                            5,339,933
    6,000,000         Barclays North America, Deb., 9.75%,
5/15/2021                                                   6,517,860
    5,675,000         City National Bank, Sub. Note, 6.375%,
1/15/2008                                                 5,304,829
    2,750,000         Crestar Financial Corp., Sub. Note, 8.75%,
11/15/2004                                            2,944,287
    3,800,000 /1, 2/Den Danske Bank Group, Note, 7.40%, 6/15/2010 3,747,331
    1,400,000   /1, 2/Den Danske Bank Group, Sub. Note, 7.25%,
6/15/2005                                               1,390,521
    5,740,000         FirstBank Puerto Rico, Sub. Note, 7.625%,
12/20/2005                                             5,417,297
   10,000,000         Merita Bank PLC, Sub. Note, 6.50%,
4/1/2009                                                      9,311,910
    8,600,000         National Bank of Canada, Montreal, Sub. Note, 8.125%,
8/15/2004                                  9,012,972
    6,300,000         Republic New York Corp., Sub. Note, 7.75%,
5/15/2009                                             6,381,837
    3,800,000   /1, 2/Swedbank, Sub. Note, 7.50%,
11/29/2049                                                           3,602,084

---------------

TOTAL                                                                                           63,403,180

---------------
                      Beverage & Tobacco--0.8%
      650,000         Anheuser-Busch Cos., Inc., Note, 7.10%,
6/15/2007                                                  640,887
    8,250,000         Philip Morris Cos., Inc., Deb., 7.75%,
1/15/2027                                                 7,609,140

---------------

TOTAL                                                                                            8,250,027

---------------
                      Cable Television--2.1%
    4,500,000         CF Cable TV, Inc., Sr. Note, 9.125%,
7/15/2007                                                   4,791,600
    4,500,000         Comcast Corp., Note, 8.50%,
5/1/2027                                                             4,866,390
   11,290,000         Continental Cablevision, Sr. Deb., 9.50%,
8/1/2013                                              12,670,880

---------------

TOTAL                                                                                           22,328,870

---------------
                      Chemicals & Plastics--0.4%
    6,250,000   /1, 2/Fertinitro Finance, Company Guarantee, 8.29%,
4/1/2020                                           4,284,975
                      Ecological Services & Equipment1.3%
    7,750,000         USA Waste Services, Inc., Sr. Note, 7.125%,
10/1/2007                                            6,602,380
    8,210,000         WMX Technologies, Inc., Deb., 8.75%,
5/1/2018                                                    7,438,096

---------------

TOTAL                                                                                           14,040,476

---------------
                      Education--1.2%
   10,100,000         Boston University, 7.625%,
7/15/2097                                                             9,520,361
    3,000,000         Harvard University, Revenue Bonds Deb., 8.125%,
4/15/2007                                        3,207,780

---------------

TOTAL                                                                                           12,728,141

---------------
                      Electronics--1.1%
   11,950,000         Anixter International, Inc., Company Guarantee, 8.00%,
9/15/2003                                11,892,282
                      Finance - Automotive0.4%
      385,000         Ford Motor Credit Corp., Note, 7.00%,
9/25/2001                                                    387,830
    2,500,000         Ford Motor Credit Corp., Note, 7.375%,
10/28/2009                                                2,527,725
      300,000         Ford Motor Credit Corp., Note, 7.57%,
5/16/2005                                                    300,237
      700,000         General Motors Acceptance Corp., Medium Term Note, 6.75%,
6/10/2002                                700,105

---------------

TOTAL                                                                                            3,915,897

---------------
                      Financial Intermediaries--6.0%
    8,500,000         Amvescap PLC, Sr. Note, 6.60%,
5/15/2005                                                         8,127,105
    1,000,000         Capital One Financial Corp., Note, 7.125%,
8/1/2008                                                926,570
    2,950,000         Donaldson, Lufkin and Jenrette Securities Corp., Sr. Note, 6.875%,
11/1/2005                     2,874,125
   12,800,000   /1, 2/FMRCorp Deb., 7.57%,
6/15/2029                                                                  12,733,568
    8,296,000         Green Tree Financial Corp., Sr. Sub. Note, 10.25%,
6/1/2002                                      8,691,056
    6,000,000         Lehman Brothers Holdings, Inc., Note, 6.625%,
2/5/2006                                           5,732,640
    2,425,000         Lehman Brothers Holdings, Inc., Note, 7.000%,
5/15/2003                                          2,405,842
    7,325,000         Lehman Brothers, Inc., Sr. Sub. Note, 7.375%,
1/15/2007                                          7,237,465
    7,000,000         Marsh & McLennan Cos., Inc., Sr. Note, 7.125%,
6/15/2009                                         6,941,690
      425,000         Merrill Lynch & Co., Inc., Sr. Note, 7.15%,
7/30/2012                                              408,030
    4,250,000         Merrill Lynch & Co., Inc., Sr. Unsub., 6.00%,
2/17/2009                                          3,891,172
    3,549,296   /1, 2/World Financial, Pass Thru Cert., Series 96 WFP-B, 6.91%,
9/1/2013                               3,412,310

---------------

TOTAL                                                                                           63,381,573

---------------
                      Food & Drug Retailers--0.0%
       25,000         McDonald's Corp., Note, 6.75%,
2/15/2003                                                            25,014
                      Forest Products2.2%
    6,000,000         Donohue Forest Products, 7.625%,
5/15/2007                                                       6,015,239
    1,270,000         Fort James Corp., Deb., 8.375%,
11/15/2001                                                       1,303,552
    3,800,000         Fort James Corp., Sr. Note, 6.234%,
3/15/2001                                                    3,789,891
    2,850,000         Pope & Talbot, Inc., 8.375%,
6/1/2013                                                            2,559,841
    8,850,000         Quno Corp., Sr. Note, 9.125%,
5/15/2005                                                          9,333,829

---------------

TOTAL                                                                                           23,002,352

---------------
                      Health Care--0.6%
      300,000         Columbia/HCA Healthcare Corp., Note, 6.87%,
9/15/2003                                              280,377
    3,000,000         Tenet Healthcare Corp., Sr. Sub. Note, 8.125%,
12/1/2008                                         2,730,000
    3,200,000         Tenet Healthcare Corp., Sr. Note, 8.00%,
1/15/2005                                               3,008,000

---------------

TOTAL                                                                                            6,018,377

---------------
                      Industrial Products & Equipment0.7%
    7,095,000         Southdown, Inc., Sr. Sub. Note, 10.00%,
3/1/2006                                                 7,703,680
                      Insurance7.5%
    6,000,000         Allmerica Financial Corp., Sr. Note, 7.625%,
10/15/2025                                          5,732,820
      450,000         American General Corp., Note, 7.75%,
4/1/2005                                                      461,795
    8,000,000         CNA Financial Corp., Bond, 6.95%,
1/15/2018                                                      7,041,120
    5,800,000         Conseco, Inc., Note, 6.40%,
2/10/2003                                                            5,476,128
    7,025,000         Conseco, Inc., Sr. Note, 10.50%,
12/15/2004                                                      7,562,272
   10,350,000         Delphi Financial Group, Inc., Sr. Note, 8.00%,
10/1/2003                                        10,305,599
    2,950,000         Delphi Financial Group, Inc., Series A, 9.31%,
3/25/2027                                         2,838,372
    3,980,000         GEICO Corp., Deb., 9.15%,
9/15/2021                                                              4,316,708
    7,800,000   /1, 2/Life Re Capital Trust I, Company Guarantee, 8.72%,
6/15/2027                                     7,992,036
       25,000         Progressive Corp., OH, Unsecured. Note, 7.30%,
6/1/2006                                             24,868
    3,300,000         Provident Financial, Inc., Company Guarantee, 7.405%,
3/15/2038                                  2,964,423
    6,500,000   /1, 2/Reinsurance Group of America, Sr. Note, 7.25%,
4/1/2006                                          6,374,973
    3,000,000         SunAmerica, Inc., Deb., 8.125%,
4/28/2023                                                        3,171,780
    1,000,000         SunAmerica, Inc., Medium Term Note, 7.34%,
8/30/2005                                             1,008,750
      525,000         Transamerica Corp., Note, 6.75%,
11/15/2006                                                        504,042
    1,000,000   /1, 2/USF&G Corp., 8.312%,
7/1/2046                                                                    1,008,550
    5,750,000         USF&G Corp., Company Guarantee, 8.47%,
1/10/2027                                                 5,679,505
    6,950,000   /1, 2/Union Central Life Insurance Co., Note, 8.20%,
11/1/2026                                         6,960,286

---------------

TOTAL                                                                                           79,424,027

---------------
                      Leisure & Entertainment--1.2%
    2,606,000         Paramount Communications, Inc., Sr. Note, 7.50%,
1/15/2002                                       2,632,060
   10,250,000         Paramount Communications, Inc., Deb., 8.25%,
8/1/2022                                           10,237,393

---------------

TOTAL                                                                                           12,869,453

---------------
                      Metals & Mining--4.2%
    9,600,000         Barrick Gold Corp., Deb., 7.50%,
5/1/2007                                                        9,523,680
   11,000,000         Inco Ltd., Note, 9.60%,
6/15/2022                                                               10,652,180
    8,850,000   /1, 2/Normandy Finance Ltd., Company Guarantee, 7.50%,
7/15/2005                                       8,423,784
    9,750,000         Placer Dome, Inc., Bond, 8.50%,
12/31/2045                                                       9,224,768
    7,375,000         Santa Fe Pacific Gold, Sr. Deb., 8.375%,
7/1/2005                                                7,155,963

---------------

TOTAL                                                                                           44,980,375

---------------
                      Oil & Gas--2.6%
    5,250,000         Baker Hughes, Inc., 6.25%,
1/15/2009                                                             4,913,265
      125,000         Chevron Capital USA, Inc., Unsecd. Note, 7.45%,
8/15/2004                                          126,798
   10,250,000         Husky Oil Ltd., Sr. Note, 7.125%,
11/15/2006                                                     9,485,453
    8,750,000         Sun Co., Inc., 9.00%,
11/1/2024                                                                  9,463,563
    2,500,000         Sun Co., Inc., Deb., 9.375%,
6/1/2016                                                            2,705,350
    1,250,000         Veritas DGC, Inc., Sr. Note, 9.75%,
10/15/2003                                                   1,268,750

---------------

TOTAL                                                                                           27,963,179

---------------
                      Printing & Publishing--0.8%
    1,500,000         News America Holdings, Inc., 10.125%,
10/15/2012                                                 1,649,265
    3,000,000         News America Holdings, Inc., Company Guarantee, 8.00%,
10/17/2016                                2,967,570
    4,850,000         News America Holdings, Inc., Deb., 7.90%,
12/1/2095                                              4,468,160

---------------

TOTAL                                                                                            9,084,995

---------------
                      Racetrack--1.1%
   11,550,000   /1, 2/International Speedway Corp., Note, Series 144A, 7.875%,
10/15/2004                             11,534,177
                      Rail Industry0.3%
    3,200,000         Burlington Northern Santa Fe Mtg., Pass Thru Cert., 7.57%,
1/2/2021                              3,205,792

                      Real Estate--2.8%
    2,750,000         New Plan Excel Realty Trust, Medium Term Note, 7.40%,
9/15/2009                                  2,641,210
    8,250,000         Price REIT, Inc., Sr. Note, 7.50%,
11/5/2006                                                     8,101,088
    5,400,000         Simon Property Group, Inc., Note, 7.125%,
2/9/2009                                               5,003,478
    5,300,000         Storage USA, Deb., 7.50%,
12/1/2027                                                              4,369,214
    3,250,000         Storage USA, 8.20%,
6/1/2017                                                                     2,952,723
    7,400,000         Sun Communities, Inc., Medium Term Note, 6.77%,
5/16/2005                                        6,765,376

---------------

TOTAL                                                                                           29,833,089

---------------
                      Retailers--4.8%
    1,650,000         Dayton-Hudson Corp., Deb., 8.50%,
12/1/2022                                                      1,720,736
    6,750,000         Dayton-Hudson Corp., Deb., 10.00%,
12/1/2000                                                     7,001,978
   10,870,000         Harcourt General, Inc., Sr. Deb., 7.20%,
8/1/2027                                                9,609,189
    8,547,148         K Mart Corp., Pass Thru Cert., 8.54%,
1/2/2015                                                   8,468,514
    5,600,000         May Department Stores Co., Deb., 8.125%,
8/15/2035                                               5,756,072
    5,065,000         Sears, Roebuck & Co., Medium Term Note, 10.00%,
2/3/2012                                         5,896,724
    1,650,000         Shopko Stores, Inc., 8.50%,
3/15/2002                                                            1,697,999
   10,497,000         Shopko Stores, Inc., Sr. Note, 9.25%,
3/15/2022                                                 11,408,769

---------------

TOTAL                                                                                           51,559,981

---------------
                      Sovereign Government--2.8%
    4,565,000         Colombia, Republic of, Note, 7.25%,
2/15/2003                                                    4,131,325
   11,000,000         Quebec, Province of, Deb., Series NN, 7.125%,
2/9/2024                                          10,639,860
    3,390,000         Quebec, Province of, Deb., 9.125%,
8/22/2001                                                     3,516,881
    2,310,000         Quebec, Province of, 11.00%,
6/15/2015                                                           2,469,783
    4,300,000         South Africa, Government of, Global Bond Note, 9.625%,
12/15/1999                                4,317,372
    3,500,000         Sweden, Kingdom of, Deb., 10.25%,
11/1/2015                                                      4,259,465

---------------

TOTAL                                                                                           29,334,686

---------------
                      Supranational--0.4%
    4,250,000         Corp Andina De Fomento, Note, 7.25%,
3/1/2007                                                    4,066,103
                      Technology Services--1.7%
   11,237,000         Dell Computer Corp., Deb., 7.10%,
4/15/2028                                                     10,373,212
    6,650,000         Unisys Corp., Sr. Note, 11.75%,
10/15/2004                                                       7,381,500

---------------

TOTAL                                                                                           17,754,712

---------------
                      Telecommunications & Cellular--2.3%
      700,000         AT&T Corp., Unsecd. Note, Series A, 8.20%,
2/15/2005                                               704,347
      750,000         BellSouth Telecommunications, Inc., Note, 6.00%,
6/15/2002                                         739,845
    1,350,000         LCI International, Inc., Sr. Note, 7.25%,
6/15/2007                                              1,331,640
    3,050,000         Lucent Technologies, Inc., Global Bond, 6.45%,
3/15/2029                                         2,772,755
    6,500,000         MetroNet Escrow Corp., Sr. Note, 10.625%,
11/1/2008                                              7,410,000
    5,200,000         Qwest Communications International, Inc., Sr. Note, Series B, 7.50%,
11/1/2008                   5,122,000
    6,650,000 /1, 2/Telecom de Puerto Rico, Sr. Note, 6.65%, 5/15/2006 6,430,291

---------------

TOTAL                                                                                           24,510,878

---------------
                      Utilities--3.7%
       55,000         Baltimore Gas & Electric Co., 1st Ref. Mtg., 7.50%,
1/15/2007                                       55,950
    7,650,000   /1, 2/Edison Mission Holding Co., Note, 8.734%,
10/1/2026                                              7,391,048
    5,150,000         Enersis S.A., Note, 7.40%,
12/1/2016                                                             4,310,241
    3,400,000   /1, 2/Israel Electric Corp. Ltd., Sr. Secd. Note, 7.75%,
3/1/2009                                      3,347,341
    5,500,000   /1, 2/Israel Electric Corp. Ltd., Sr. Note, 7.875%,
12/15/2026                                         4,985,860
      900,000         National Rural Utilities Cooperative Finance Corp., Collateral Trust, 5.50%,
1/15/2005             850,778
    8,500,000         National Rural Utilities Cooperative Finance Corp., Medium Term Note, 5.75%,
12/1/2008           7,797,815
    5,795,000         Puget Sound Energy, Inc., Medium Term Note, 7.02%,
12/1/2027                                     5,298,484
    7,500,000   /1, 2/Tenaga Nasional Berhad, Deb., 7.50%,
1/15/2096                                                   5,404,500

---------------

TOTAL                                                                                           39,442,017

---------------
                      TOTAL CORPORATE BONDS (IDENTIFIED COST
$706,881,332)                                           670,559,263

===============
                      GOVERNMENT AGENCIES--1.2%
    7,500,000         Federal Farm Credit Bank, Medium Term Note, 5.93%,
8/7/2008                                      7,071,675
    3,000,000         Federal Home Loan Mortgage Corp., Deb., 8.29%,
9/30/2009                                         3,061,170
      900,000         Federal National Mortgage Association, 7.65%,
3/10/2005                                            946,494
      175,000         Federal National Mortgage Association, Note, 6.87%,
10/2/2001                                      175,732
      700,000         Federal National Mortgage Association, Note, 7.50%,
4/16/2007                                      703,556
      805,000         Financial Assistance Corp., 9.20%,
9/27/2005                                                       826,035

---------------
                      TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST
$13,440,717)                                         12,784,662

===============
                      MUNICIPAL SECURITIES--3.6%
    5,630,000         Atlanta & Fulton County, GA Recreation Authority, Taxable Revenue Bonds,
(Series                 5,280,602
                      1997), 7.00% (Downtown Arena Project)/(FSA INS), 12/1/2028
    6,050,000 Kansas City, MO Redevelopment Authority, 7.65% Bonds (FSA INS),
11/1/2018                        6,015,273
    3,090,000         McKeesport, PA, Taxable GO (Series 1997 B), 7.30% Bonds (MBIA INS),
3/1/2020                     2,981,788
    3,000,000         Miami FL Revenue Pension Obligation, 7.20% Bonds (AMBAC INS),
12/1/2025                          2,848,470
    4,940,000         Minneapolis/St. Paul, MN Airport Commission, UT GO Taxable Revenue Bonds (Series
9)              5,240,895
                      8.95% Bonds (Minneapolis/St. Paul, MN), 1/1/2022
    4,675,000         Pittsburgh, PA Urban Redevelopment Authority, 8.01% Bonds (Alcoa, Inc.),
6/1/2015                4,752,605
    2,635,000         Pittsburgh, PA Urban Redevelopment Authority, 9.07% Bonds (CGIC INS),
9/1/2014                   2,793,943
    2,200,000         Southeastern, PA Transportation Authority (Series B) 8.75% Bonds (FGIC INS),
3/1/2020            2,286,064
    4,200,000         St. Johns County, FL Convention Center, Taxable Municipal Revenue Bonds, 8.00%
(FSA              4,194,876
                      INS), 1/1/2026
    2,080,000         Tampa, FL Sports Authority, 8.02% Bonds (MBIA INS),
10/1/2026                                    2,180,859

---------------
                      TOTAL MUNICIPAL SECURITIES (IDENTIFIED COST
$39,193,042)                                        38,575,375

===============
                      PREFERRED STOCKS--1.0%
                      Real Estate--0.9%
        8,000         Highwoods Properties, Inc., REIT Perpetual Pfd. Stock, Series A,
8.625%                          5,880,960
       80,000         Prologis Trust, Cumulative
Pfd.                                                                  3,465,000

---------------

TOTAL                                                                                            9,345,960

---------------
                      Telecommunications & Cellular--0.1%
       23,658         TCI Communications,
$9.72                                                                          623,980
        3,872         TCI Communications,
Pfd.                                                                            97,768

---------------

TOTAL                                                                                              721,748

---------------
                      TOTAL PREFERRED STOCKS (IDENTIFIED COST
$12,664,611)                                            10,067,708

===============
                      ASSET-BACKED SECURITIES--1.5%
                      Financial Intermediaries--0.1%
    1,000,000         Green Tree Financial Corp. 1992-2, Class B, 9.15%,
1/15/2018                                       950,850
                      Structured Product (Abs)1.2%
    9,000,000 /1, 2/125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%,
2/15/2029 7,697,790
    1,615,644         Green Tree Home Equity Loan Trust 1999-A, Class B2A, 7.44%,
2/15/2029                            1,612,623
    2,633,232   /1, 2/Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%,
11/20/2029                     2,528,719
      475,697         Merrill Lynch Mortgage Investment, Inc. 1988-H, Class B, 9.70%,
6/15/2008                          466,331
    1,000,000         Residential Funding Corp. 1993-S26, Class A10, 7.50%,
7/25/2023                                    977,510

---------------

TOTAL                                                                                           13,282,973

---------------
                      Whole Loan--0.2%
    2,400,490 /1/SMFC Trust Asset-Backed Certificates, Series 1997-A, Class 4,
7.7191%, 1/28/2025 2,031,414

---------------
                      TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST
$17,879,615)                                     16,265,237

===============
                      U.S. TREASURY OBLIGATIONS--5.2%
                      U.S. Treasury Bonds--5.2%
   12,000,000         United States Treasury Bond, 8.00%,
11/15/2021                                                  14,100,480
Principal
Value
 Amount or
 Shares
$   8,000,000         United States Treasury Bond, 8.125%,
5/15/2021                                                  9,497,600
   11,000,000         United States Treasury Bond, 8.50%,
2/15/2020                                                  13,457,950
    2,000,000         United States Treasury Bond, 9.875%,
11/15/2015                                                 2,669,540
   12,750,000         United States Treasury Bond, 11.625%,
11/15/2004                                               15,733,373
                      TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST
$61,546,660)                                  55,458,943
                      MUTUAL FUND22.1%/3/
   27,148,846         The High Yield Bond Portfolio (IDENTIFIED COST
$256,403,774)                                  234,837,521

--------------
                      TOTAL INVESTMENTS (IDENTIFIED COST $1,108,009,751)/4/
$1,038,548,709

==============

/1/ Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At October 31, 1999, these securities amounted to $111,281, 558 which represents 10.5% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $109,250,144 which represents 10.3% of net assets.

/2/ Denotes a restricted security that has been deemed liquid by criteria approved by the fund's board of directors.

/3/ Pursuant to an Exemptive Order, the fund may invest in Federated Core Trust
    (the "Trust") which is also managed by Federated Investment Management Company, the Fund's adviser. The Trust is an open-end management investment company under the Investment Company Act of 1940 available only to registered investment companies and other institutional investors. High Yield Bond Portfolio and Federated Mortgage Core Portfolio (the "Portfolios") are two series of the Trust. Federated receives no fees on behalf of the Portfolios. Income distributions from the Portfolios are declared daily and paid monthly. Income distributions earned by the fund are recorded as dividend income in the accompanying financial statements.
/4/ The cost of investments for federal tax purposes amounts to $1,108, 101,
    964. The net unrealized depreciation of investments on a federal tax basis amounts to $69, 553, 255 which is comprised of $1,429,421 appreciation and $70, 982, 676 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($1,062,867,564) at October 31, 1999.

The following acronyms are used throughout this portfolio:

AMBAC        American Municipal Bond Assurance Corporation
CGIC      Capital Guaranty Insurance Corporation
FGIC      Financial Guaranty Insurance Company
FSA       Financial Security Assurance
GO        General Obligation
INS       Insured
MBIA      Municipal Bond Investors Assurance

REIT      Real Estate Investment Trust
UT        Unlimited Tax

See Notes which are an integral part of the Financial Statements



Statement of Assets and Liabilities

OCTOBER 31, 1999

Assets:
Total investments in securities, at value (identified cost $1,108,009,751 and tax
$    1,038,548,709
 cost$1,108,101,964)
Income
receivable
21,769,427
Receivable for investments
sold                                                                                        12,131,176
Receivable for shares
sold                                                                                              1,770,403

------------------
 TOTAL
ASSETS
1,074,219,715

------------------
Liabilities:
Payable for investments purchased                                                           $  5,730,655
Payable for shares redeemed                                                                    1,937,810
Income distribution payable                                                                    2,227,351
Payable to Bank                                                                                  950,156
Accrued expenses                                                                                 506,179

------------------
 TOTAL
LIABILITIES
11,352,151

------------------
Net Assets for 116,568,317 shares outstanding
$    1,062,867,564
Net Assets Consist of:
Paid in capital
$    1,146,590,459
Net unrealized depreciation of
investments                                                                            (69,461,042)
Accumulated net realized loss on
investments                                                                          (12,367,379)
Distributions in excess of net investment
income                                                                       (1,894,474)

------------------
 TOTAL NET ASSETS
$    1,062,867,564

------------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($249,055,926 / 27,351,895 shares
outstanding)                                           $         9.11
Offering Price Per Share (100/95.50 of
$9.11)/1/                                                                   $         9.54
Redemption Proceeds Per
Share                                                                                      $         9.11
Class B Shares:
Net Asset Value Per Share ($345,034,373 / 37,821,513 shares
outstanding)                                           $         9.12
Offering Price Per
Share                                                                                           $         9.12
Redemption Proceeds Per Share (94.50/100 of
$9.12)/1/                                                              $         8.62
Class C Shares:
Net Asset Value Per Share ($92,875,035 / 10,188,945 shares
outstanding)                                            $         9.12
Offering Price Per
Share                                                                                           $         9.12
Redemption Proceeds Per Share (99/100 of
$9.12)/1/                                                                 $         9.03
Class F Shares:
Net Asset Value Per Share ($375,902,230 / 41,205,964 shares
outstanding)                                           $         9.12
Offering Price Per Share (100/99 of
$9.12)/1/                                                                      $         9.21
Redemption Proceeds Per Share (99/100 of
$9.12)/1/                                                                 $         9.03

/1/ See "What do Shares Cost?" in the Prospectus.

       See Notes which are an integral part of the Financial Statements


Statement of Operations

YEAR ENDED OCTOBER 31, 1999

Investment Income:
Dividends
$   22,451,890
Interest
64,670,596

--------------
 TOTAL
INCOME
87,122,486

--------------
Expenses:
Investment advisory fee                                                                $  8,043,846
Administrative personnel and services fee                                                   808,675
Custodian fees                                                                               61,117
Transfer and dividend disbursing agent fees and expenses                                    946,879
Directors'/Trustees' fees                                                                    20,697
Auditing fees                                                                                15,629
Legal fees                                                                                   11,135
Portfolio accounting fees                                                                   176,764
Distribution services feeClass B Shares                                                   2,563,851
Distribution services feeClass C Shares                                                     685,661
Shareholder services feeClass A Shares                                                      604,957
Shareholder services feeClass B Shares                                                      854,617
Shareholder services feeClass C Shares                                                      228,554
Shareholder services feeClass F Shares                                                      993,155
Share registration costs                                                                    101,627
Printing and postage                                                                        151,326
Insurance premiums                                                                            3,253
Taxes                                                                                        85,710
Miscellaneous                                                                                20,934
                                                                                     --------------
 TOTAL EXPENSES                                                                          16,378,387
                                                                                     --------------
Waivers:
Waiver of investment advisory fee                            $ (1,188,200)
Waiver of shareholder services feeClass A Shares                 (120,991)
Waiver of shareholder services feeClass F Shares                  (79,452)
                                                                                     --------------
 TOTAL WAIVERS                                                                           (1,388,643)
                                                                                     --------------
Net
expenses
14,989,744
Net investment
income                                                                                               72,132,742
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on
investments                                                                                    (8,623,837)
Net change in unrealized appreciation of
investments                                                               (71,860,196)
Net realized and unrealized loss on
investments                                                                    (80,484,033)
Change in net assets resulting from operations
$   (8,351,291)

See Notes which are an integral part of the Financial Statements



Statement of Changes in Net Assets

Year Ended October 31
1999                         1998
Increase (Decrease) in Net Assets
Operations:
Net investment income                                                               $     72,132,742
$    54,419,790
Net realized gain (loss) on investments ($(8,704,395) and $1,140,275,
(8,623,837)                  1,191,985
 respectively,as computed for federal tax purposes)
Net change in unrealized appreciation/depreciation
(71,860,196)                (20,779,931)
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
(8,351,291)                 34,831,844
Distributions to Shareholders:
Distributions from net investment income
Class A Shares
(17,472,755)                (11,400,747)
Class B Shares
(21,902,578)                (14,716,321)
Class C Shares
(5,864,574)                 (3,536,230)
Class F Shares
(28,254,560)                (25,598,671)
 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TOSHAREHOLDERS
(73,494,467)                (55,251,969)
Share Transactions:
Proceeds from sale of shares
404,417,917                 552,685,388
Net asset value of shares issued to shareholders in payment of
43,524,135                  30,105,726
 distributionsdeclared
Cost of shares redeemed
(286,557,151)               (246,947,952)
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS
161,384,901                 335,843,162
Change in net assets
79,539,143                 315,423,037
Net Assets:
Beginning of period
983,328,421                 667,905,384
End of period                                                                       $  1,062,867,564
$   983,328,421


See Notes which are an integral part of the Financial Statements


Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended October 31                                   1999/1/              1998              1997
1996         1995/2/
Net Asset Value, Beginning of Period                 $   9.82            $  10.02          $   9.72        $
9.76       $ 9.64
Income From Investment
Operations:
Net investment income                                    0.67                0.70              0.74
0.71         0.26
Net realized and unrealized gain (loss) on              (0.70)              (0.19)             0.26
(0.04)        0.11

investments
                                                     --------            --------          --------
-------       ------
 TOTAL FROM INVESTMENT OPERATIONS                       (0.03)               0.51              1.00
0.67         0.37
                                                     --------            --------          --------
-------       ------
Less
Distributions:
Distributions from net investment income                (0.68)              (0.71)            (0.70)
(0.71)       (0.25)
Net Asset Value, End of Period                       $   9.11            $   9.82          $  10.02        $
9.72       $ 9.76
Total Return/3/                                         (0.35%)              5.14%            10.73%
7.21%        3.92%

Ratios to Average Net
Assets:
Expenses/4/                                              1.22%               1.20%             1.25%
1.30%        1.37%/5/
Net investment income/4/                                 6.91%               6.74%             7.10%
7.21%        7.87%/5/
Expenses (after waivers)                                 1.06%               1.05%             1.05%
1.05%        1.02%/5/
Net investment income (after waivers)                    7.07%               6.89%             7.30%
7.46%        8.22%/5/
Supplemental
Data:
Net assets, end of period (000 omitted)              $249,056            $210,768          $111,377
$37,045       $5,070
Portfolio turnover                                         30%                 20%               55%
49%          77%

/1/ For the year ended October 31, 1999, the Fund was audited by Deloitte &
    Touche LLP. Each of the previous years was audited by other auditors.

/2/ Reflects operations for the period from June 28, 1995 (date of initial public investment) to October 31, 1995.

/3/ Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
/4/ During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.
/5/ Computed on an annualized basis.


See Notes which are an integral part of the Financial Statements


Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended October 31                                1999/1/              1998             1997
1996        1995/2/
Net Asset Value, Beginning of Period               $   9.83           $  10.02         $   9.72        $
9.76        $  9.64
Income From Investment Operations:
Net investment income                                  0.60               0.61             0.64
0.64           0.24
Net realized and unrealized gain (loss)               (0.70)             (0.18)            0.28
(0.04)          0.11
 on investments
                                                    -------            -------          -------
-------         ------
 TOTAL FROM INVESTMENT OPERATIONS                     (0.10)              0.43             0.92
0.60           0.35
                                                    -------            -------          -------
-------         ------
Less Distributions:
Distributions from net investment income              (0.61)             (0.62)           (0.62)
(0.64)         (0.23)
Net Asset Value, End of Period                     $   9.12           $   9.83         $  10.02        $
9.72        $  9.76
Total Return/3/                                       (1.11%)             4.34%            9.86%
6.40%          3.72%

Ratios to Average Net Assets:
Expenses/4/                                            1.97%              1.95%            2.00%
2.05%          2.11%/5/
Net investment income/4/                               6.16%              5.99%            6.35%
6.46%          7.06%/5/
Expenses (after waivers)                               1.86%              1.85%            1.85%
1.85%          1.81%/5/
Net investment income (after waivers)                  6.27%              6.09%            6.50%
6.66%          7.36%/5/
Supplemental Data:
Net assets, end of period (000 omitted)            $345,034           $302,010         $191,600
$125,620        $27,768
Portfolio turnover                                       30%                20%              55%
49%            77%

/1/ For the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.
/2/ Reflects operations for the period from June 28, 1995 (date of initial public investment) to October 31, 1995.
/3/ Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
/4/ During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.
/5/  Computed on an annualized basis.


See Notes which are an integral part of the Financial Statements


Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended October 31                               1999/1/             1998            1997
1996        1995/2/
Net Asset Value, Beginning of Period               $  9.83           $ 10.02         $  9.72        $
9.76         $ 9.64
Income From Investment Operations:
Net investment income                                 0.60              0.61            0.64
0.64           0.24
Net realized and unrealized gain (loss) on           (0.70)            (0.18)           0.28
(0.04)          0.11
 investments
                                                   -------           -------         -------
-------         ------
 TOTAL FROM INVESTMENT OPERATIONS                    (0.10)             0.43            0.92
0.60           0.35
                                                   -------           -------         -------
-------         ------
Less Distributions:
Distributions from net investment income             (0.61)            (0.62)          (0.62)
(0.64)         (0.23)
Net Asset Value, End of Period                     $  9.12           $  9.83         $ 10.02        $
9.72         $ 9.76
Total Return/3/                                      (1.11%)            4.35%           9.86%
6.40%          3.72%

Ratios to Average Net Assets:
Expenses/4/                                           1.97%             1.95%           2.00%
2.05%          2.11%/5/
Net investment income/4/                              6.16%             5.99%           6.35%
6.50%          7.01%/5/
Expenses (after waivers)                              1.86%             1.85%           1.85%
1.85%          1.81%/5/
Net investment income (after waivers)                 6.27%             6.09%           6.50%
6.70%          7.31%/5/
Supplemental Data:
Net assets, end of period (000 omitted)            $92,875           $76,645         $39,398
$22,897         $5,508
Portfolio turnover                                      30%               20%             55%
49%            77%

/1/ For the year ended October 31, 1999, the Fund was audited by Deloitte &
    Touche LLP. Each of the previous years was audited by other auditors.
/2/ Reflects operations for the period from June 28, 1995 (date of initial public investment) to October 31, 1995.
/3/ Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
/4/ During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.
/5/ Computed on an annualized basis.


See Notes which are an integral part of the Financial Statements



Financial Highlights-Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended October 31                              1999/1/              1998            1997
1996             1995
Net Asset Value, Beginning of Period             $   9.83           $  10.02        $   9.72        $
9.76         $   9.08
Income From Investment Operations:
Net investment income                                0.67               0.69            0.72
0.71             0.79
Net realized and unrealized gain (loss)             (0.70)             (0.18)           0.28
(0.04)            0.65
 on investments
                                                 --------           --------        --------
--------         --------
 TOTAL FROM INVESTMENT OPERATIONS                   (0.03)              0.51            1.00
0.67             1.44
                                                 --------           --------        --------
--------         --------
Less Distributions:
Distributions from net investment income            (0.68)             (0.70)          (0.70)
(0.71)           (0.76)
Net Asset Value, End of Period                   $   9.12           $   9.83        $  10.02        $
9.72         $   9.76
Total Return/2/                                     (0.35%)             5.12%          10.70%
7.18%           16.51%

Ratios to Average Net Assets:
Expenses/3/                                          1.22%              1.20%           1.25%
1.30%            1.34%
Net investment income/3/                             6.89%              6.74%           7.10%
7.16%            7.89%
Expenses (after waivers)                             1.09%              1.08%           1.08%
1.08%            1.03%
Net investment income (after waivers)                7.02%              6.86%           7.27%
7.38%            8.20%
Supplemental Data:
Net assets, end of period (000 omitted)          $375,902           $393,905        $325,531
$267,720         $195,502
Portfolio turnover                                     30%                20%             55%
49%              77%

/1/ For the year ended October 31, 1999, the Fund was audited by Deloitte &
    Touche LLP. Each of the previous years was audited by other auditors.
/2/ Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
/3/ During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements




Notes to Financial Statements

OCTOBER 31, 1999

Organization

Investment Series Fund, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of one portfolio. The financial statements included herein are only those of Federated Bond Fund (the "Fund"), a diversified portfolio. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities, listed corporate bonds, other fixed income, asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation income. The following reclassifications have been made to the financial statements.

                        Increase (Decrease)
                            Accumulated            Undistributed
                            Net Realized           Net Investment
Paid-In Capital              Gain (Loss)                Income
$143,152                        $(129,428)                $(13,724)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $12, 318,

  509, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


Expiration Year                           Expiration Amount
2002                                             $2,641,549
2003                                                430,964
2004                                                106,973
2005                                                434,628
2007                                              8,704,395

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on the restricted security held at October 31, 1999 is as follows:


Security                         Acquisition        Acquisition
                                     Date               Cost
SMFC Trust Asset-Backed               2/4/98         $2,163,580
 Certificates

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on the trade date.

Capital Stock

At October 31, 1999, par value shares ($ 0.001 per share) authorized were as follows:

Class Name                         Number of Par
                                   Value Capital
                                       Stock
                                    Authorized
Class A Shares                         25,000,000
Class B Shares                         25,000,000
Class C Shares                         25,000,000
Class F Shares                        525,000,000
Unclassified                          400,000,000
                                    -------------
 TOTAL                              1,000,000,000
                                    -------------

Transactions in capital stock were as follows:

Year Ended October 31                                             1999                                      1998
Class A Shares                                          Shares               Amount
Shares               Amount
Shares sold                                           13,182,591        $  126,880,404       19,595,096
$  197,221,690
Shares issued to shareholders in payment of            1,325,379            12,622,148
776,367              7,782,888
 distributions declared
Shares redeemed                                       (8,626,243)          (82,332,308)     (10,021,537)
(100,802,326)
 NET CHANGE RESULTING FROM CLASS A SHARE               5,881,727        $   57,170,244       10,349,926
$  104,202,252
  TRANSACTIONS
Year Ended October 31                                            1999                                       1998
Class B Shares                                          Shares               Amount
Shares               Amount
Shares sold                                           13,265,666        $  128,293,705       14,243,376
$  143,240,209
Shares issued to shareholders in payment of            1,384,268            13,197,680
877,230              8,800,059
 distributions declared
Share redeemed                                        (7,560,342)          (72,115,989)
(3,518,193)           (35,411,250)
 NET CHANGE RESULTING FROM CLASS B SHARE               7,089,592        $   69,375,396       11,602,413
$  116,629,018
  TRANSACTIONS
Year Ended October 31                                       1999                                   1998
Class C Shares                                           Shares               Amount            Shares
Amount
Shares sold                                            4,743,310        $   45,903,470        4,651,816
$   46,838,466
Shares issued to shareholders in payment of              414,127             3,945,605
239,280              2,400,749
 distributions declared
Shares redeemed                                       (2,765,261)          (26,366,033)
(1,026,844)           (10,323,405)
 NET CHANGE RESULTING FROM CLASS C SHARE               2,392,176        $   23,483,042        3,864,252
$   38,915,810
  TRANSACTIONS
Year Ended October 31                                       1999                                1998
Class F Shares                                           Shares             Amount             Shares
Amount
Shares sold                                           10,710,348        $  103,340,338       16,425,062
$  165,385,023
Shares issued to shareholders in payment of            1,441,386            13,758,702
1,108,796             11,122,031
 distributions declared
Shares redeemed                                      (11,014,256)         (105,742,821)      (9,968,205)
(100,410,972)
 NET CHANGE RESULTING FROM CLASS F SHARE               1,137,478        $   11,356,219        7,565,653
$   76,096,082
  TRANSACTIONS
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS         16,500,973        $  161,384,901       33,382,244
$  335,843,162



Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee

Federated Investment Management Company (the "Adviser"), the Fund's investment adviser, receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name                   Percentage of Average Daily
                                       Net Assets of Class
Class A Shares                                            0.25%
Class B Shares                                            0.75%
Class C Shares                                            0.75%

For the year ended October 31, 1999, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of- pocket expenses.


Interfund Transactions

For the year ended October 31, 1999, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affilited investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act and amounted to $145,450,895 and $34,188,826, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999, were as follows:

Purchases                                         $497,699,422
Sales                                             $318,537,335

Year 2000 (unaudited)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Change of Independent Auditors (unaudited)

On May 19, 1999, the Fund's Directors, upon the recommendation of its Audit Committee, requested and subsequently accepted the resignation of Ernst & Young LLP ("E&Y") as the Fund's independent auditors. E&Y's reports on the Fund's financial statements for the fiscal years ended October 31, 1997 and October 31, 1998 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended October 31, 1997 and October 31, 1998, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund, by action of its Directors, upon the recommendation of the Audit Committee, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Fund's financial statements for the fiscal year ended October 31, 1999. During the Fund's fiscal years ended October 31, 1997 and October 31, 1998, neither the Fund nor anyone on its behalf has consulted D&T on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph (a)(1)(v) of said Item 304).



Independent Auditors' Report

TO THE DIRECTORS OF INVESTMENT SERIES FUND, INC.
AND THE SHAREHOLDERS OF FEDERATED BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Bond Fund (the "Fund") as of October 31, 1999, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for each of the four years in the period ended October 31, 1998 were audited by other auditors whose report dated December 21, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Bond Fund as of October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
December 17, 1999




Directors

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis

John F. Cunningham

J. Christopher Donahue
Lawrence D. Ellis, M.D.
Peter E. Madden

Charles F. Mansfield, Jr.

John E. Murray, Jr., J.D., S.J.D.
Marjorie P. Smuts

John S. Walsh

Officers

John F. Donahue
Chairman

J. Christopher Donahue
President


William D. Dawson III
Chief Investment Officer

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President and Secretary

Richard B. Fisher
Vice President

Richard J. Thomas
Treasurer

C. Grant Anderson
Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses which contains facts concerning its objective and policies, management fees, expenses, and other information.




ANNUAL REPORT (AS OF OCTOBER 31, 1999)


[LOGO OF FEDERATED]
World-Class Investment Manager(SM)


Federated Bond Fund

Established 1987

13th ANNUAL REPORT





[LOGO OF FEDERATED]

Federated Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 461444507
Cusip 461444606
Cusip 461444705
Cusip 461444309

G01452-02 (12/99)


Federated is a registered mark
of Federated Investors, Inc.
1999 (C)Federated Investors, Inc.

Appendix A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/20/87 to 10/31/99. The "y" axis is measured in increments of $8,000 ranging from $0 to $40,000 and indicates that the ending value of a hypothetical initial investment of $13,000 in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $36,482 on 10/31/99.

Appendix B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/20/87 to 10/31/99. The "y" axis is measured in increments of $6,250 ranging from $0 to $25,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and subsequent yearly investments of $1,000 over 12 years in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $22,653 on 10/31/99.

Appendix C. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/31/89 to 10/31/99. The "y" axis is measured in increments of $12,500 ranging from $0 to $50,000 and indicates that the ending value of a hypothetical initial investment of $20,000 in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $48,119 on 10/31/99.

Appendix D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above it. The Class A Shares of the fund, based on a 4.50% sales charge, are represented by a solid line. The Lehman Brothers Corporate Bond Index (the "LBCBI") is represented by a dotted line and the Lipper Corporate Debt Funds BBB Rated Average (the "LCDBBB") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the LBCBI and the LCDBBB. The "x" axis reflects computation periods from 6/28/95 to 10/31/99. The "y" axis reflects the cost of the investment in increments of $1,000 ranging from $9,000 to $14,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales charge, as compared to the LBCBI and the LCDBBB. The ending values were $12,344, $13,060 and $12,668, respectively. The legend in the narrative above the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 10/31/99 and from the fund's start of performance (6/28/95) to 10/31/99. The total returns were (4.81%) and 4.98%, respectively.

Appendix E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above it. The Class B Shares of the fund are represented by a solid line. The Lehman Brothers Corporate Bond Index (the "LBCBI") is represented by a dotted line and the Lipper Corporate Debt Funds BBB Rated Average (the "LCDBBB") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, the LBCBI and the LCDBBB. The "x" axis reflects computation periods from 6/28/95 to 10/31/99. The "y" axis reflects the cost of the investment in increments of $1,000 ranging from $9,000 to $14,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the LBCBI and the LCDBBB. The ending values were $12,310, $13,060 and $12,668, respectively. The legend in the narrative above the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year period ended 10/31/99 and from the fund's start of performance (6/28/95) to 10/31/99. The total returns were (6.21%) and 4.92%, respectively.

Appendix F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above it. The Class C Shares of the fund are represented by a solid line. The Lehman Brothers Corporate Bond Index (the "LBCBI") is represented by a dotted line and the Lipper Corporate Debt Funds BBB Rated Average (the "LCDBBB") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, the LBCBI and the LCDBBB. The "x" axis reflects computation periods from 6/28/95 to 10/31/99. The "y" axis reflects the cost of the investment in increments of $1,000 ranging from $9,000 to $14,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares as compared to the LBCBI and the LCDBBB. The ending values were $12,511, $13,060 and $12,668, respectively. The legend in the narrative above the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year period ended 10/31/99 and from the fund's start of performance (6/28/95) to 10/31/99. The total returns were (2.04%) and 5.29%, respectively.

Appendix G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above it. The Class F Shares of the fund, based on a 1.00% sales charge, are represented by a solid line. The Lehman Brothers Corporate Bond Index (the "LBCBI") is represented by a dotted line and the Lipper Corporate Debt Funds BBB Rated Average (the "LCDBBB") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund, the LBCBI and the LCDBBB. The "x" axis reflects computation periods from 10/31/89 to 10/31/99. The "y" axis reflects the cost of the investment in increments of $6,000 ranging from $8,000 to $26,000. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares, based on a 1.00% sales charge, as compared to the LBCBI and the LCDBBB. The ending values were $24,054, $22,259 and $20,680, respectively. The legend in the narrative above the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the one-year, five-year and ten-year periods ended 10/31/99 and from the fund's start of performance (5/20/87) to 10/31/99. The total returns were (2.28%), 7.47%, 9.18% and 8.64%, respectively.